UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2020

ATHENE HOLDING LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-37963	98-0630022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

96 Pitts Bay Road

Pembroke, HM08, Bermuda

(Address of principal executive offices and zip code)

(441) 279-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common shares	ATH	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a 6.35% Fixed-to-Floating Rate Perpetual Non-Cumulative Preference Share, Series A, par value $1.00 per share	ATHPrA	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a 5.625% Fixed Rate Perpetual Non-Cumulative Preference Share, Series B, par value $1.00 per share	ATHPrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Athene Holding Ltd. (the “Company”) entered into an underwriting agreement on June 4, 2020 (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named therein. The Underwriting Agreement provided for the offer and sale (the “Offering”) of 24,000,000 depositary shares (the “Depositary Shares”), each of which represents a 1/1,000th interest in a share of its 6.375% Fixed-Rate Reset Perpetual Non-Cumulative Preference Shares, Series C, $1.00 par value and $25,000 liquidation preference per share (equivalent to $25 per Depositary Share). A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Offering was made pursuant to a shelf registration statement on Form S-3 (No. 333-222392) and the prospectus included therein filed with the United States Securities and Exchange Commission (the “Commission”) on January 3, 2018 and a prospectus supplement filed with the Commission on June 4, 2020. The Offering is expected to close on June 11, 2020, subject to customary closing conditions.

Item 9.01	Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated June 4, 2020, by and among Athene Holding Ltd. and Wells Fargo Securities, LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC and RBC Capital Markets, LLC as representatives of the several underwriters named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENE HOLDING LTD.

Date: June 5, 2020	By:	/s/ John Golden
John Golden
Executive Vice President and General Counsel